Taxes on Income	12 Months Ended
Dec. 31, 2017
Taxes on Income [Abstract]
TAXES ON INCOME
NOTE 10:-	TAXES ON INCOME

a.	Tax rates:

Taxable income is subject to the Israeli corporate tax at the rate as follows: 2017 – 24%, 2016 - 25% and 2015 - 26.5%.

In December 2016, the Israeli Parliament approved the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2018 and 2017 Budget Years), which reduces the corporate income tax rate to 24% effective from January 1, 2017 and to 23% effective from January 1, 2018.

Israeli companies are generally subject to Capital Gains Tax at the corporate tax rate.

b.	Net operating losses carryforwards:

As of December 31, 2017, the Company and its Israeli subsidiaries has accumulated losses for tax purposes in the amount of $33 million which may be carried forward and offset against taxable income for an indefinite period.

c.	Accounting for uncertainty in income taxes:

For the years ended December 31, 2017, 2016 and 2015, the Company did not have any unrecognized tax benefits and no interest and penalties related to unrecognized tax benefits had been accrued. The Company does not expect that the amount of unrecognized tax benefits will change significantly within the next 12 months.

d.	Tax assessments:

Tax reports filed by the Company and its Israeli subsidiaries through the year ended December 31, 2011 are considered final.

e.	Deferred taxes on income:

Significant components of the Company’s deferred tax assets are as follows:

	December 31,
	2017	2016
Deferred tax assets
Operating loss carryforward	$7,687,141	$2,767,407
Temporary differences	275,807	150,883

Total deferred tax assets	7,962,948	2,918,290

Valuation allowance	(7,962,948)	(2,918,290)

Net deferred tax assets	$-	$-

The net change in the total valuation allowance for the year ended December 31, 2017 primarily relates to the operating loss derived from Digiflex for which a full valuation allowance was recorded. The change in corporate income tax rate decreased valuation allowance (Refer to note 10a). In assessing the likelihood that deferred tax assets will be realized, management considers whether it is more likely than not that some or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which those temporary differences and tax loss carryforwards are deductible.

f.	Reconciliation of the theoretical tax benefit and the actual tax expense:

	Year ended December 31,
	2017	2016	2015

Loss before tax benefit	$(2,843,905)	$(1,621,400)	$(1,773,655)

Statutory tax rate	24%	25%	26.5%

Income tax benefit	682,537	405,350	470,019
Effect of:
Losses and timing differences for which valuation allowance was provided, net	(474,700)	(347,128)	(463,890)
Foreign exchange differences (*)	-	-	(10,104)
Non-deductible expenses and other permanent differences	(159,580)	(27,055)	(482)
Other	(48,257)	(31,167)	4,457

Income tax expense recognized in profit or loss	$-	$-	$-

(*)	Results for tax purposes are measured under measurement of results for tax purposes under the Income Tax (Inflationary Adjustments) Law, 1985, in terms of earnings in NIS. As explained in Note 2b, the financial statements are measured in U.S. dollars. The NIS/dollar exchange rate variance during the year caused a difference between taxable income and the income before taxes shown in the consolidated financial statements. In accordance with ASC 740-10-25-3(F), the Company has not provided deferred income taxes in respect of the difference between the functional currency and the tax bases of assets and liabilities.